                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 14, 2001



                          MIDWAY AIRLINES CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

            000-23447                             36-3915637
      (Commission File Number)        (IRS Employer Identification No.)

                          2801 Slater Road, Suite 200
                          Morrisville, North Carolina             27560
                    (Address of principal executive offices)   (Zip Code)


                                (919) 595-6000
             (Registrant's telephone number, including area code)

     Item 5.  Other Events.

     Midway Airlines Corporation (the "Company") announced September 12, 2001 that due to the expected sharp decline in demand for air transportation due to the recent terrorist attacks that all future flight operations have been suspended. This action was taken to preserve the value available to Midway's interest holders in conjunction with the suspension of operations. 1,700 Midway employees were terminated.

     The Company issued a press release filed herewith as Exhibit 99.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99 Press Release, dated September 12, 2001

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWAY AIRLINES CORPORATION


                                        By:   /s/ Steven Westberg
                                            -------------------------------
Dated:  September 17, 2001                     Steven Westberg
                                               Executive Vice President

                                      -3-